2015 Annual Report

RiverSource® Personal Portfolio Plus2 Personal Portfolio Variable Annuity

45066 CA (5/16)	Issued by: RiverSource Life Insurance Co. of New York

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

CONTRACT OWNERS OF RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Annuity Account 2 offered through RiverSource® Personal Portfolio Plus2 Variable Annuity and RiverSource® Personal Portfolio Variable Annuity sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, at December 31, 2015, the results of their operations for the period then ended, and the changes in their net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the affiliated and unaffiliated mutual fund managers, provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 20, 2016

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	1

Statements of Assets and Liabilities

Dec. 31, 2015	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3
Assets
Investments, at fair value(1),(2)	$56,739	$64,569	$304,678	$271,320	$572,088
Receivable for share redemptions	68	77	363	353	634
Total assets	56,807	64,646	305,041	271,673	572,722

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	61	69	324	317	560
Administrative charge	7	8	39	35	74
Total liabilities	68	77	363	352	634
Net assets applicable to contracts in accumulation period	56,739	64,569	304,677	246,414	566,586
Net assets applicable to seed money	—	—	1	24,907	5,502
Total net assets	$56,739	$64,569	$304,678	$271,321	$572,088
(1) Investment shares	6,621	7,296	13,843	271,320	56,755
(2) Investments, at cost	$43,297	$48,495	$215,806	$271,212	$595,892

Dec. 31, 2015 (continued)	Col VP Disciplined Core, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Select Intl Eq, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Assets
Investments, at fair value(1),(2)	$264,544	$69,218	$31,021	$267,051	$28,526
Receivable for share redemptions	304	81	35	318	34
Total assets	264,848	69,299	31,056	267,369	28,560

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	270	72	31	284	30
Administrative charge	34	9	4	34	4
Total liabilities	304	81	35	318	34
Net assets applicable to contracts in accumulation period	262,988	68,230	29,641	267,051	28,526
Net assets applicable to seed money	1,556	988	1,380	—	—
Total net assets	$264,544	$69,218	$31,021	$267,051	$28,526
(1) Investment shares	7,365	3,400	2,284	7,892	852
(2) Investments, at cost	$167,636	$41,544	$27,984	$208,608	$19,075

See accompanying notes to financial statements.

2	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2015 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Assets
Investments, at fair value(1),(2)	$551,036	$111,570	$185,689	$8,310	$32,418
Receivable for share redemptions	657	133	221	10	39
Total assets	551,693	111,703	185,910	8,320	32,457

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	587	119	197	9	35
Administrative charge	70	14	24	1	4
Total liabilities	657	133	221	10	39
Net assets applicable to contracts in accumulation period	551,036	111,570	185,689	8,310	32,418
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$551,036	$111,570	$185,689	$8,310	$32,418
(1) Investment shares	18,319	2,773	3,346	1,703	5,220
(2) Investments, at cost	$474,220	$99,873	$145,816	$9,404	$42,720

Dec. 31, 2015 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Assets
Investments, at fair value(1),(2)	$51,836	$49,670	$179,617	$45,018	$68,172
Receivable for share redemptions	62	59	213	54	81
Total assets	51,898	49,729	179,830	45,072	68,253

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	55	53	190	48	72
Administrative charge	7	6	23	6	9
Total liabilities	62	59	213	54	81
Net assets applicable to contracts in accumulation period	51,836	49,670	178,885	45,018	68,172
Net assets applicable to seed money	—	—	732	—	—
Total net assets	$51,836	$49,670	$179,617	$45,018	$68,172
(1) Investment shares	8,334	2,083	7,569	7,478	11,438
(2) Investments, at cost	$66,394	$47,221	$169,822	$58,343	$85,264

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	3

Statements of Assets and Liabilities

Dec. 31, 2015 (continued)	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Assets
Investments, at fair value(1),(2)	$18,739	$109,718
Receivable for share redemptions	22	131
Total assets	18,761	109,849

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	20	117
Administrative charge	2	14
Total liabilities	22	131
Net assets applicable to contracts in accumulation period	18,739	109,718
Net assets applicable to seed money	—	—
Total net assets	$18,739	$109,718
(1) Investment shares	545	2,510
(2) Investments, at cost	$13,877	$108,690

See accompanying notes to financial statements.

4	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Statements of Operations

Year ended Dec. 31, 2015	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3
Investment income
Dividend income	$1,348	$1,438	$—	$32	$8,484
Variable account expenses	901	940	4,403	5,024	8,296
Investment income (loss) — net	447	498	(4,403)	(4,992)	188

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	10,685	2,271	26,785	122,899	167,339
Cost of investments sold	7,758	1,640	18,902	122,891	171,669
Net realized gain (loss) on sales of investments	2,927	631	7,883	8	(4,330)
Distributions from capital gains	5,819	—	—	—	1,933
Net change in unrealized appreciation or depreciation of investments	(13,734)	(4,714)	(2,213)	(6)	(3,653)
Net gain (loss) on investments	(4,988)	(4,083)	5,670	2	(6,050)
Net increase (decrease) in net assets resulting from operations	$(4,541)	$(3,585)	$1,267	$(4,990)	$(5,862)

Year ended Dec. 31, 2015 (continued)	Col VP Disciplined Core, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Select Intl Eq, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Investment income
Dividend income	$—	$—	$237	$3,222	$450
Variable account expenses	3,884	994	368	3,959	443
Investment income (loss) — net	(3,884)	(994)	(131)	(737)	7

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	58,780	7,124	4,401	7,221	5,207
Cost of investments sold	35,028	4,185	3,575	4,873	3,100
Net realized gain (loss) on sales of investments	23,752	2,939	826	2,348	2,107
Distributions from capital gains	—	—	—	29,468	—
Net change in unrealized appreciation or depreciation of investments	(20,882)	1,186	412	(51,503)	(2,881)
Net gain (loss) on investments	2,870	4,125	1,238	(19,687)	(774)
Net increase (decrease) in net assets resulting from operations	$(1,014)	$3,131	$1,107	$(20,424)	$(767)

Year ended Dec. 31, 2015 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Investment income
Dividend income	$9,093	$796	$175	$516	$3,531
Variable account expenses	7,930	1,695	2,631	124	485
Investment income (loss) — net	1,163	(899)	(2,456)	392	3,046

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,697	7,263	8,612	508	5,339
Cost of investments sold	21,599	6,093	6,333	543	6,739
Net realized gain (loss) on sales of investments	4,098	1,170	2,279	(35)	(1,400)
Distributions from capital gains	19,281	—	33,507	—	—
Net change in unrealized appreciation or depreciation of investments	(28,756)	(4,302)	(29,281)	(668)	(2,878)
Net gain (loss) on investments	(5,377)	(3,132)	6,505	(703)	(4,278)
Net increase (decrease) in net assets resulting from operations	$(4,214)	$(4,031)	$4,049	$(311)	$(1,232)

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	5

Statements of Operations

Year ended Dec. 31, 2015 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Investment income
Dividend income	$5,100	$1,288	$3,524	$3,769	$5,127
Variable account expenses	756	796	2,677	703	1,034
Investment income (loss) — net	4,344	492	847	3,066	4,093

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,734	11,232	6,162	7,134	2,763
Cost of investments sold	3,416	9,793	5,492	8,454	3,215
Net realized gain (loss) on sales of investments	(682)	1,439	670	(1,320)	(452)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,667)	(6,558)	(18,920)	(4,716)	(8,491)
Net gain (loss) on investments	(6,349)	(5,119)	(18,250)	(6,036)	(8,943)
Net increase (decrease) in net assets resulting from operations	$(2,005)	$(4,627)	$(17,403)	$(2,970)	$(4,850)

Year ended Dec. 31, 2015 (continued)				Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Investment income
Dividend income				$472	$19,198
Variable account expenses				301	1,651
Investment income (loss) — net				171	17,547

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales				7,213	3,600
Cost of investments sold				5,101	3,293
Net realized gain (loss) on sales of investments				2,112	307
Distributions from capital gains				—	—
Net change in unrealized appreciation or depreciation of investments				(2,295)	(26,661)
Net gain (loss) on investments				(183)	(26,354)
Net increase (decrease) in net assets resulting from operations				$(12)	$(8,807)

See accompanying notes to financial statements.

6	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$447	$498	$(4,403)	$(4,992)	$188
Net realized gain (loss) on sales of investments	2,927	631	7,883	8	(4,330)
Distributions from capital gains	5,819	—	—	—	1,933
Net change in unrealized appreciation or depreciation of investments	(13,734)	(4,714)	(2,213)	(6)	(3,653)
Net increase (decrease) in net assets resulting from operations	(4,541)	(3,585)	1,267	(4,990)	(5,862)

Contract transactions
Contract purchase payments	—	—	1	5,205	10,010
Net transfers(1)	—	—	—	(96,536)	(68,405)
Contract terminations:
Surrender benefits and contract charges	(9,785)	(1,332)	(18,605)	(16,546)	(78,351)
Death benefits	—	—	(3,777)	(3,690)	(2,832)
Increase (decrease) from contract transactions	(9,785)	(1,332)	(22,381)	(111,567)	(139,578)
Net assets at beginning of year	71,065	69,486	325,792	387,878	717,528
Net assets at end of year	$56,739	$64,569	$304,678	$271,321	$572,088

Accumulation unit activity
Units outstanding at beginning of year	36,404	25,311	177,963	371,902	493,915
Contract purchase payments	—	—	—	—	6,190
Net transfers(1)	—	—	—	(97,878)	(42,749)
Contract terminations:
Surrender benefits and contract charges	(5,172)	(495)	(10,016)	(16,539)	(55,285)
Death benefits	—	—	(2,005)	(3,501)	(1,788)
Units outstanding at end of year	31,232	24,816	165,942	253,984	400,283

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	7

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Col VP Disciplined Core, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Select Intl Eq, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Operations
Investment income (loss) — net	$(3,884)	$(994)	$(131)	$(737)	$7
Net realized gain (loss) on sales of investments	23,752	2,939	826	2,348	2,107
Distributions from capital gains	—	—	—	29,468	—
Net change in unrealized appreciation or depreciation of investments	(20,882)	1,186	412	(51,503)	(2,881)
Net increase (decrease) in net assets resulting from operations	(1,014)	3,131	1,107	(20,424)	(767)

Contract transactions
Contract purchase payments	5	1	2	—	—
Net transfers(1)	(5,539)	(6)	7,427	—	—
Contract terminations:
Surrender benefits and contract charges	(44,787)	(3,233)	(2,474)	(3,262)	(928)
Death benefits	(3,894)	(2,891)	(1,549)	—	(3,836)
Increase (decrease) from contract transactions	(54,215)	(6,129)	3,406	(3,262)	(4,764)
Net assets at beginning of year	319,773	72,216	26,508	290,737	34,057
Net assets at end of year	$264,544	$69,218	$31,021	$267,051	$28,526

Accumulation unit activity
Units outstanding at beginning of year	181,744	48,500	18,590	150,473	17,178
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(3,157)	—	4,758	—	—
Contract terminations:
Surrender benefits and contract charges	(25,265)	(2,060)	(1,600)	(1,727)	(460)
Death benefits	(2,166)	(1,808)	(998)	—	(1,776)
Units outstanding at end of year	151,156	44,632	20,750	148,746	14,942

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

8	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Operations
Investment income (loss) — net	$1,163	$(899)	$(2,456)	$392	$3,046
Net realized gain (loss) on sales of investments	4,098	1,170	2,279	(35)	(1,400)
Distributions from capital gains	19,281	—	33,507	—	—
Net change in unrealized appreciation or depreciation of investments	(28,756)	(4,302)	(29,281)	(668)	(2,878)
Net increase (decrease) in net assets resulting from operations	(4,214)	(4,031)	4,049	(311)	(1,232)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	3,000	—	—
Contract terminations:
Surrender benefits and contract charges	(18,374)	(5,672)	(6,117)	(386)	(1,958)
Death benefits	—	—	—	—	(2,933)
Increase (decrease) from contract transactions	(18,374)	(5,672)	(3,117)	(386)	(4,891)
Net assets at beginning of year	573,624	121,273	184,757	9,007	38,541
Net assets at end of year	$551,036	$111,570	$185,689	$8,310	$32,418

Accumulation unit activity
Units outstanding at beginning of year	199,101	75,000	85,142	8,882	20,211
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	1,350	—	—
Contract terminations:
Surrender benefits and contract charges	(6,339)	(3,390)	(2,684)	(379)	(1,031)
Death benefits	—	—	—	—	(1,530)
Units outstanding at end of year	192,762	71,610	83,808	8,503	17,650

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	9

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$4,344	$492	$847	$3,066	$4,093
Net realized gain (loss) on sales of investments	(682)	1,439	670	(1,320)	(452)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(5,667)	(6,558)	(18,920)	(4,716)	(8,491)
Net increase (decrease) in net assets resulting from operations	(2,005)	(4,627)	(17,403)	(2,970)	(4,850)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	295	—	—
Contract terminations:
Surrender benefits and contract charges	(1,978)	(6,831)	(3,525)	(2,813)	(1,730)
Death benefits	—	(3,688)	(73)	(3,663)	—
Increase (decrease) from contract transactions	(1,978)	(10,519)	(3,303)	(6,476)	(1,730)
Net assets at beginning of year	55,819	64,816	200,323	54,464	74,752
Net assets at end of year	$51,836	$49,670	$179,617	$45,018	$68,172

Accumulation unit activity
Units outstanding at beginning of year	28,951	30,775	109,575	26,003	33,720
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	132	—	—
Contract terminations:
Surrender benefits and contract charges	(1,032)	(3,258)	(2,020)	(1,333)	(772)
Death benefits	—	(1,711)	(34)	(1,690)	—
Units outstanding at end of year	27,919	25,806	107,653	22,980	32,948

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

10	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2015 (continued)	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Operations
Investment income (loss) — net	$171	$17,547
Net realized gain (loss) on sales of investments	2,112	307
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	(2,295)	(26,661)
Net increase (decrease) in net assets resulting from operations	(12)	(8,807)

Contract transactions
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(3,828)	(2,026)
Death benefits	(3,117)	—
Increase (decrease) from contract transactions	(6,945)	(2,026)
Net assets at beginning of year	25,696	120,551
Net assets at end of year	$18,739	$109,718

Accumulation unit activity
Units outstanding at beginning of year	12,894	60,440
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(1,850)	(1,024)
Death benefits	(1,501)	—
Units outstanding at end of year	9,543	59,416

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	11

Statements of Changes in Net Assets

Year ended Dec. 31, 2014	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3
Operations
Investment income (loss) — net	$418	$87	$(4,447)	$(8,025)	$9,871
Net realized gain (loss) on sales of investments	3,203	1,337	4,161	36	(3,524)
Distributions from capital gains	—	—	—	—	3,561
Net change in unrealized appreciation or depreciation of investments	3,469	5,867	26,410	(32)	19,715
Net increase (decrease) in net assets resulting from operations	7,090	7,291	26,124	(8,021)	29,623

Contract transactions
Contract purchase payments	—	—	—	3,400	10,488
Net transfers(1)	—	—	—	90,904	(17,408)
Contract terminations:
Surrender benefits and contract charges	(8,451)	(4,335)	(8,743)	(675,938)	(74,139)
Death benefits	—	—	(4,213)	(8,058)	(3,173)
Increase (decrease) from contract transactions	(8,451)	(4,335)	(12,956)	(589,692)	(84,232)
Net assets at beginning of year	72,426	66,530	312,624	985,591	772,137
Net assets at end of year	$71,065	$69,486	$325,792	$387,878	$717,528

Accumulation unit activity
Units outstanding at beginning of year	41,159	27,023	185,448	957,652	553,136
Contract purchase payments	—	—	—	—	6,776
Net transfers(1)	—	—	—	91,064	(12,305)
Contract terminations:
Surrender benefits and contract charges	(4,755)	(1,712)	(5,005)	(669,279)	(51,666)
Death benefits	—	—	(2,480)	(7,535)	(2,026)
Units outstanding at end of year	36,404	25,311	177,963	371,902	493,915

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

12	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Col VP Disciplined Core, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Select Intl Eq, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
Operations
Investment income (loss) — net	$(5,275)	$(1,007)	$111	$(1,829)	$62
Net realized gain (loss) on sales of investments	75,315	3,284	766	25,530	2,443
Distributions from capital gains	—	—	—	1,447	—
Net change in unrealized appreciation or depreciation of investments	(23,490)	1,856	(3,933)	(4,932)	(2,869)
Net increase (decrease) in net assets resulting from operations	46,550	4,133	(3,056)	20,216	(364)

Contract transactions
Contract purchase payments	13	—	—	—	—
Net transfers(1)	(49,561)	(8)	(11)	—	—
Contract terminations:
Surrender benefits and contract charges	(141,874)	(7,319)	(4,470)	(65,172)	(5,933)
Death benefits	(10,796)	(1,326)	—	—	—
Increase (decrease) from contract transactions	(202,218)	(8,653)	(4,481)	(65,172)	(5,933)
Net assets at beginning of year	475,441	76,736	34,045	335,693	40,354
Net assets at end of year	$319,773	$72,216	$26,508	$290,737	$34,057

Accumulation unit activity
Units outstanding at beginning of year	307,117	54,601	21,693	185,278	20,136
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(31,635)	—	—	—	—
Contract terminations:
Surrender benefits and contract charges	(87,304)	(5,121)	(3,103)	(34,805)	(2,958)
Death benefits	(6,434)	(980)	—	—	—
Units outstanding at end of year	181,744	48,500	18,590	150,473	17,178

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	13

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
Operations
Investment income (loss) — net	$1,749	$(428)	$(1,968)	$315	$2,998
Net realized gain (loss) on sales of investments	19,673	1,868	20,378	(92)	(975)
Distributions from capital gains	15,555	—	4,901	—	—
Net change in unrealized appreciation or depreciation of investments	2,873	5,651	3,411	(27)	(2,207)
Net increase (decrease) in net assets resulting from operations	39,850	7,091	26,722	196	(184)

Contract transactions
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	2,999	—	—
Contract terminations:
Surrender benefits and contract charges	(107,681)	(17,664)	(54,733)	(3,112)	(1,502)
Death benefits	—	—	—	—	(3,639)
Increase (decrease) from contract transactions	(107,681)	(17,664)	(51,734)	(3,112)	(5,141)
Net assets at beginning of year	641,455	131,846	209,769	11,923	43,866
Net assets at end of year	$573,624	$121,273	$184,757	$9,007	$38,541

Accumulation unit activity
Units outstanding at beginning of year	238,224	86,388	110,012	11,923	22,838
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	1,511	—	—
Contract terminations:
Surrender benefits and contract charges	(39,123)	(11,388)	(26,381)	(3,041)	(776)
Death benefits	—	—	—	—	(1,851)
Units outstanding at end of year	199,101	75,000	85,142	8,882	20,211

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

14	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$3,944	$196	$(81)	$3,088	$4,080
Net realized gain (loss) on sales of investments	(1,050)	1,536	5,648	(1,326)	(1,433)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,358)	4,646	13,360	(1,259)	(2,223)
Net increase (decrease) in net assets resulting from operations	(464)	6,378	18,927	503	424

Contract transactions
Contract purchase payments	—	—	100	—	—
Net transfers(1)	—	—	292	—	—
Contract terminations:
Surrender benefits and contract charges	(9,186)	(3,176)	(49,989)	(2,233)	(15,260)
Death benefits	—	(10,798)	—	(6,392)	—
Increase (decrease) from contract transactions	(9,186)	(13,974)	(49,597)	(8,625)	(15,260)
Net assets at beginning of year	65,469	72,412	230,993	62,586	89,588
Net assets at end of year	$55,819	$64,816	$200,323	$54,464	$74,752

Accumulation unit activity
Units outstanding at beginning of year	33,598	37,644	137,895	30,028	40,470
Contract purchase payments	—	—	—	—	—
Net transfers(1)	—	—	136	—	—
Contract terminations:
Surrender benefits and contract charges	(4,647)	(1,546)	(28,456)	(1,049)	(6,750)
Death benefits	—	(5,323)	—	(2,976)	—
Units outstanding at end of year	28,951	30,775	109,575	26,003	33,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	15

Statements of Changes in Net Assets

Year ended Dec. 31, 2014 (continued)	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
Operations
Investment income (loss) — net	$(231)	$1,491
Net realized gain (loss) on sales of investments	2,225	2,643
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	1,220	5,280
Net increase (decrease) in net assets resulting from operations	3,214	9,414

Contract transactions
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(2,099)	(12,065)
Death benefits	(7,565)	—
Increase (decrease) from contract transactions	(9,664)	(12,065)
Net assets at beginning of year	32,146	123,202
Net assets at end of year	$25,696	$120,551

Accumulation unit activity
Units outstanding at beginning of year	18,099	66,830
Contract purchase payments	—	—
Net transfers(1)	—	—
Contract terminations:
Surrender benefits and contract charges	(1,093)	(6,390)
Death benefits	(4,112)	—
Units outstanding at end of year	12,894	60,440

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

16	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Personal Portfolio Plus2 Variable Annuity and RiverSource® Personal Portfolio Variable Annuity (Portfolio Plus) contracts issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Portfolio Plus contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Portfolio Plus contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. These financial statements are of the Divisions of the Account offered through Portfolio Plus.

Division	Fund
AC VP Inc & Gro, Cl I	American Century VP Income & Growth, Class I
AC VP Val, Cl I	American Century VP Value, Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3) (previously Columbia Variable Portfolio – Cash Management Fund (Class 3))
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (previously Columbia Variable Portfolio – Large Core Quantitative Fund (Class 3))
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Select Intl Eq, Cl 3	Columbia Variable Portfolio – Select International Equity Fund (Class 3)
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Intl Gro, Ser I	Invesco V.I. International Growth Fund, Series I Shares
Janus Aspen Bal, Inst	Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen Gbl Res, Inst	Janus Aspen Series Global Research Portfolio: Institutional Shares
Oppen Cap Appr VA	Oppenheimer Capital Appreciation Fund/VA
Oppen Global Strategic Inc VA	Oppenheimer Global Strategic Income Fund/VA
Put VT Div Inc, Cl IA	Putnam VT Diversified Income Fund – Class IA Shares
Put VT Div Inc, Cl IB	Putnam VT Diversified Income Fund – Class IB Shares
Put VT Gro & Inc, Cl IA	Putnam VT Growth and Income Fund – Class IA Shares
Put VT Gro & Inc, Cl IB	Putnam VT Growth and Income Fund – Class IB Shares
Put VT Hi Yield, Cl IA	Putnam VT High Yield Fund – Class IA Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Multi-Cap Gro, Cl IA	Putnam VT Multi-Cap Growth Fund – Class IA Shares
Put VT Voyager, Cl IB	Putnam VT Voyager Fund – Class IB Shares

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	17

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the period ended Dec. 31, 2015.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 20, 2016. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  VARIABLE ACCOUNT EXPENSES

For Portfolio Plus contracts, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount.

For Portfolio Plus contracts, RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through Portfolio Plus contracts.

4.  CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

18	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

5.  WITHDRAWAL CHARGES

RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Investment Management Services Agreement*	Columbia Management Investment Advisers, LLC
Administrative Services Agreement*	Columbia Management Investment Advisers, LLC
Transfer and Dividend Disbursing Agent Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.

*	Effective May 1, 2016, the Investment Management Services Agreement and the Administrative Services Agreement will be combined under one Management Agreement with Columbia Management Investment Advisers, LLC.

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2015 were as follows:

Division	Purchases
AC VP Inc & Gro, Cl I	$7,256
AC VP Val, Cl I	1,525
Col VP Bal, Cl 3	1
Col VP Govt Money Mkt, Cl 3	6,339
Col VP Inter Bond, Cl 3	29,882
Col VP Disciplined Core, Cl 3	681
Col VP Mid Cap Gro, Cl 3	—
Col VP Select Intl Eq, Cl 3	7,677
Invesco VI Core Eq, Ser I	33,059
Invesco VI Intl Gro, Ser I	493
Janus Aspen Bal, Inst	28,495

Division	Purchases
Janus Aspen Gbl Res, Inst	$846
Oppen Cap Appr VA	36,800
Oppen Global Strategic Inc VA	525
Put VT Div Inc, Cl IA	3,543
Put VT Div Inc, Cl IB	5,170
Put VT Gro & Inc, Cl IA	1,288
Put VT Gro & Inc, Cl IB	3,959
Put VT Hi Yield, Cl IA	3,793
Put VT Hi Yield, Cl IB	5,221
Put VT Multi-Cap Gro, Cl IA	471
Put VT Voyager, Cl IB	19,274

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2015:

Subaccount	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3
1.00%	$—	$—	$—	$1.02	$1.44
1.05%	—	—	—	1.00	1.37
1.10%	—	—	—	1.01	1.43
1.15%	—	—	—	1.01	1.36
1.20%	—	—	—	0.98	1.35
1.25%	—	—	—	0.99	1.39
1.30%	—	—	—	0.98	1.38
1.35%	—	—	—	0.98	1.38
1.40%	1.82	2.60	1.84	1.04	1.57
1.45%	—	—	—	0.92	1.12
1.50%	—	—	—	0.98	1.31
1.55%	—	—	—	0.95	1.34
1.65%	—	—	—	0.94	1.32
1.70%	—	—	—	0.95	1.28
1.80%	—	—	—	0.89	1.20
1.90%	—	—	—	0.88	1.19
1.95%	—	—	—	0.90	1.09
2.00%	—	—	—	0.88	1.18
2.05%	—	—	—	0.89	1.08

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	19

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Select Intl Eq, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
1.00%	$1.60	$—	$1.37	$—	$—
1.05%	1.67	1.73	1.27	—	—
1.10%	1.58	—	—	—	—
1.15%	1.79	1.83	1.56	—	—
1.20%	1.65	1.71	1.25	—	—
1.25%	1.56	1.70	1.24	—	—
1.30%	1.76	1.80	1.53	—	—
1.35%	1.75	1.79	1.52	—	—
1.40%	1.72	1.53	1.40	1.80	1.91
1.45%	2.08	—	1.34	—	—
1.50%	1.72	1.76	1.50	—	—
1.55%	1.71	1.75	1.49	—	—
1.65%	1.50	—	—	—	—
1.70%	1.68	1.72	1.46	—	—
1.80%	1.29	—	0.90	—	—
1.90%	1.28	—	0.90	—	—
1.95%	2.03	—	1.30	—	—
2.00%	1.26	—	0.89	—	—
2.05%	2.02	—	1.30	—	—

Subaccount	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
1.00%	$—	$—	$—	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	2.86	1.56	2.22	0.98	1.84
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

20	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Subaccount	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
1.00%	$—	$—	$2.18	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	2.15	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	2.11	—	—
1.30%	—	—	2.09	—	—
1.35%	—	—	2.08	—	—
1.40%	1.86	1.93	1.62	1.96	2.07
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	2.03	—	—
1.65%	—	—	2.00	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Subaccount				Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
1.00%				$—	$—
1.05%				—	—
1.10%				—	—
1.15%				—	—
1.20%				—	—
1.25%				—	—
1.30%				—	—
1.35%				—	—
1.40%				1.96	1.85
1.45%				—	—
1.50%				—	—
1.55%				—	—
1.65%				—	—
1.70%				—	—
1.80%				—	—
1.90%				—	—
1.95%				—	—
2.00%				—	—
2.05%				—	—

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	21

The following is a summary of units outstanding at Dec. 31, 2015:

Subaccount	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3
1.00%	—	—	—	—	3,194
1.05%	—	—	—	—	5,726
1.10%	—	—	—	—	78,772
1.15%	—	—	—	9,331	8,439
1.20%	—	—	—	—	—
1.25%	—	—	—	1,775	91,877
1.30%	—	—	—	10,923	20,525
1.35%	—	—	—	31,946	119,149
1.40%	31,232	24,816	165,942	95,996	59,257
1.45%	—	—	—	—	—
1.50%	—	—	—	1,226	7,943
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	562	5,401
1.80%	—	—	—	102,225	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	31,232	24,816	165,942	253,984	400,283

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Select Intl Eq, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	19,622	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	19,504	—	4,758	—	—
1.35%	30,613	—	—	—	—
1.40%	67,706	44,632	15,992	148,746	14,942
1.45%	—	—	—	—	—
1.50%	13,711	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	151,156	44,632	20,750	148,746	14,942

22	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Subaccount	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	192,762	71,610	83,808	8,503	17,650
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	192,762	71,610	83,808	8,503	17,650

Subaccount	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
1.00%	—	—	—	—	—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	10,401	—	—
1.40%	27,919	25,806	97,252	22,980	32,948
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	27,919	25,806	107,653	22,980	32,948

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	23

Subaccount	Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
1.00%	—	—
1.05%	—	—
1.10%	—	—
1.15%	—	—
1.20%	—	—
1.25%	—	—
1.30%	—	—
1.35%	—	—
1.40%	9,543	59,416
1.45%	—	—
1.50%	—	—
1.55%	—	—
1.65%	—	—
1.70%	—	—
1.80%	—	—
1.90%	—	—
1.95%	—	—
2.00%	—	—
2.05%	—	—
Total	9,543	59,416

The following is a summary of net assets at Dec. 31, 2015:

Subaccount	AC VP Inc & Gro, Cl I	AC VP Val, Cl I	Col VP Bal, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3
1.00%	$—	$—	$—	$1,995	$4,586
1.05%	—	—	—	2,007	7,846
1.10%	—	—	—	1,992	112,198
1.15%	—	—	—	9,467	11,497
1.20%	—	—	—	1,996	168
1.25%	—	—	—	2,501	127,950
1.30%	—	—	—	10,755	28,406
1.35%	—	—	—	31,300	163,973
1.40%	56,739	64,569	304,678	100,261	92,807
1.45%	—	—	—	1,990	85
1.50%	—	—	—	1,984	10,413
1.55%	—	—	—	1,992	88
1.65%	—	—	—	1,986	124
1.70%	—	—	—	1,992	6,919
1.80%	—	—	—	91,144	2,405
1.90%	—	—	—	1,988	87
1.95%	—	—	—	1,984	85
2.00%	—	—	—	1,982	2,367
2.05%	—	—	—	2,005	84
Total	$56,739	$64,569	$304,678	$271,321	$572,088

24	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Mid Cap Gro, Cl 3	Col VP Select Intl Eq, Cl 3	Invesco VI Core Eq, Ser I	Invesco VI Intl Gro, Ser I
1.00%	$165	$—	$99	$—	$—
1.05%	177	143	98	—	—
1.10%	162	—	—	—	—
1.15%	35,143	97	82	—	—
1.20%	168	143	96	—	—
1.25%	158	135	96	—	—
1.30%	34,366	95	7,282	—	—
1.35%	53,599	95	80	—	—
1.40%	116,281	68,230	22,361	267,051	28,526
1.45%	161	—	98	—	—
1.50%	23,605	94	78	—	—
1.55%	15	94	77	—	—
1.65%	21	—	—	—	—
1.70%	21	92	76	—	—
1.80%	157	—	106	—	—
1.90%	154	—	104	—	—
1.95%	20	—	93	—	—
2.00%	151	—	103	—	—
2.05%	20	—	92	—	—
Total	$264,544	$69,218	$31,021	$267,051	$28,526

Subaccount	Janus Aspen Bal, Inst	Janus Aspen Gbl Res, Inst	Oppen Cap Appr VA	Oppen Global Strategic Inc VA	Put VT Div Inc, Cl IA
1.00%	$—	$—	$—	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	—	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	—
1.35%	—	—	—	—	—
1.40%	551,036	111,570	185,689	8,310	32,418
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	$551,036	$111,570	$185,689	$8,310	$32,418

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	25

Subaccount	Put VT Div Inc, Cl IB	Put VT Gro & Inc, Cl IA	Put VT Gro & Inc, Cl IB	Put VT Hi Yield, Cl IA	Put VT Hi Yield, Cl IB
1.00%	$—	$—	$92	$—	$—
1.05%	—	—	—	—	—
1.10%	—	—	122	—	—
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	104	—	—
1.30%	—	—	147	—	—
1.35%	—	—	21,648	—	—
1.40%	51,836	49,670	157,237	45,018	68,172
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	125	—	—
1.65%	—	—	142	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	$51,836	$49,670	$179,617	$45,018	$68,172

Subaccount				Put VT Multi-Cap Gro, Cl IA	Put VT Voyager, Cl IB
1.00%				$—	$—
1.05%				—	—
1.10%				—	—
1.15%				—	—
1.20%				—	—
1.25%				—	—
1.30%				—	—
1.35%				—	—
1.40%				18,739	109,718
1.45%				—	—
1.50%				—	—
1.55%				—	—
1.65%				—	—
1.70%				—	—
1.80%				—	—
1.90%				—	—
1.95%				—	—
2.00%				—	—
2.05%				—	—
Total				$18,739	$109,718

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Inc & Gro, Cl I
2015	31	$1.82	to	$1.82	$57	2.09%	1.40%	to	1.40%	(6.93%)	to	(6.93%)
2014	36	$1.95	to	$1.95	$71	2.02%	1.40%	to	1.40%	10.94%	to	10.94%
2013	41	$1.76	to	$1.76	$72	2.23%	1.40%	to	1.40%	33.93%	to	33.93%
2012	42	$1.31	to	$1.31	$56	2.09%	1.40%	to	1.40%	13.14%	to	13.14%
2011	45	$1.16	to	$1.16	$52	1.55%	1.40%	to	1.40%	1.68%	to	1.68%

26	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Val, Cl I
2015	25	$2.60	to	$2.60	$65	2.14%	1.40%	to	1.40%	(5.22%)	to	(5.22%)
2014	25	$2.75	to	$2.75	$69	1.54%	1.40%	to	1.40%	11.51%	to	11.51%
2013	27	$2.46	to	$2.46	$67	1.65%	1.40%	to	1.40%	29.90%	to	29.90%
2012	27	$1.90	to	$1.90	$52	1.92%	1.40%	to	1.40%	12.98%	to	12.98%
2011	29	$1.68	to	$1.68	$48	2.02%	1.40%	to	1.40%	(0.39%)	to	(0.39%)
Col VP Bal, Cl 3
2015	166	$1.84	to	$1.84	$305	—	1.40%	to	1.40%	0.30%	to	0.30%
2014	178	$1.83	to	$1.83	$326	—	1.40%	to	1.40%	8.60%	to	8.60%
2013	185	$1.69	to	$1.69	$313	—	1.40%	to	1.40%	19.77%	to	19.77%
2012	285	$1.41	to	$1.41	$402	—	1.40%	to	1.40%	12.68%	to	12.68%
2011	298	$1.25	to	$1.25	$373	—	1.40%	to	1.40%	0.97%	to	0.97%
Col VP Govt Money Mkt, Cl 3
2015	254	$1.02	to	$0.89	$271	0.01%	1.00%	to	2.05%	(0.99%)	to	(2.02%)
2014	372	$1.03	to	$0.91	$388	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
2013	958	$1.04	to	$0.93	$986	0.01%	1.00%	to	2.05%	(0.97%)	to	(2.02%)
2012	792	$1.05	to	$0.95	$828	0.01%	1.00%	to	2.05%	(0.99%)	to	(2.03%)
2011	911	$1.06	to	$0.97	$965	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
Col VP Inter Bond, Cl 3
2015	400	$1.44	to	$1.08	$572	1.32%	1.00%	to	2.05%	(0.82%)	to	(1.86%)
2014	494	$1.45	to	$1.10	$718	2.61%	1.00%	to	2.05%	4.28%	to	3.18%
2013	553	$1.39	to	$1.07	$772	4.48%	1.00%	to	2.05%	(3.35%)	to	(4.36%)
2012	637	$1.44	to	$1.12	$924	4.04%	1.00%	to	2.05%	6.50%	to	5.37%
2011	805	$1.35	to	$1.06	$1,092	4.67%	1.00%	to	2.05%	5.63%	to	4.53%
Col VP Disciplined Core, Cl 3
2015	151	$1.60	to	$2.02	$265	—	1.00%	to	2.05%	(0.24%)	to	(1.29%)
2014	182	$1.60	to	$2.04	$320	—	1.00%	to	2.05%	14.08%	to	12.89%
2013	307	$1.40	to	$1.81	$475	—	1.00%	to	2.05%	32.33%	to	30.94%
2012	357	$1.06	to	$1.38	$419	—	1.00%	to	2.05%	12.74%	to	11.56%
2011	538	$0.94	to	$1.24	$562	—	1.00%	to	2.05%	4.19%	to	3.10%
Col VP Mid Cap Gro, Cl 3
2015	45	$1.73	to	$1.72	$69	—	1.05%	to	1.70%	4.39%	to	3.71%
2014	48	$1.66	to	$1.66	$72	—	1.05%	to	1.70%	6.16%	to	5.47%
2013	55	$1.56	to	$1.57	$77	—	1.05%	to	1.70%	29.66%	to	28.81%
2012	56	$1.20	to	$1.22	$61	—	1.05%	to	1.70%	10.09%	to	9.39%
2011	61	$1.09	to	$1.12	$60	—	1.05%	to	1.70%	(15.96%)	to	(16.51%)
Col VP Select Intl Eq, Cl 3
2015	21	$1.37	to	$1.30	$31	0.87%	1.00%	to	2.05%	3.98%	to	2.91%
2014	19	$1.32	to	$1.26	$27	1.74%	1.00%	to	2.05%	(9.46%)	to	(10.41%)
2013	22	$1.46	to	$1.41	$34	1.64%	1.00%	to	2.05%	20.95%	to	19.68%
2012	23	$1.21	to	$1.18	$30	1.55%	1.00%	to	2.05%	16.55%	to	15.33%
2011	25	$1.04	to	$1.02	$28	1.35%	1.00%	to	2.05%	(13.28%)	to	(14.19%)
Invesco VI Core Eq, Ser I
2015	149	$1.80	to	$1.80	$267	1.14%	1.40%	to	1.40%	(7.08%)	to	(7.08%)
2014	150	$1.93	to	$1.93	$291	0.83%	1.40%	to	1.40%	6.64%	to	6.64%
2013	185	$1.81	to	$1.81	$336	1.08%	1.40%	to	1.40%	27.45%	to	27.45%
2012	315	$1.42	to	$1.42	$448	0.99%	1.40%	to	1.40%	12.29%	to	12.29%
2011	331	$1.27	to	$1.27	$419	0.96%	1.40%	to	1.40%	(1.45%)	to	(1.45%)
Invesco VI Intl Gro, Ser I
2015	15	$1.91	to	$1.91	$29	1.42%	1.40%	to	1.40%	(3.70%)	to	(3.70%)
2014	17	$1.98	to	$1.98	$34	1.57%	1.40%	to	1.40%	(1.06%)	to	(1.06%)
2013	20	$2.00	to	$2.00	$40	1.22%	1.40%	to	1.40%	17.36%	to	17.36%
2012	22	$1.71	to	$1.71	$37	1.45%	1.40%	to	1.40%	13.92%	to	13.92%
2011	24	$1.50	to	$1.50	$35	1.59%	1.40%	to	1.40%	(8.04%)	to	(8.04%)

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	27

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Aspen Bal, Inst
2015	193	$2.86	to	$2.86	$551	1.60%	1.40%	to	1.40%	(0.78%)		to	(0.78%)
2014	199	$2.88	to	$2.88	$574	1.70%	1.40%	to	1.40%	7.00%		to	7.00%
2013	238	$2.69	to	$2.69	$641	7.27%	1.40%	to	1.40%	18.49%		to	18.49%
2012	259	$2.27	to	$2.27	$589	2.84%	1.40%	to	1.40%	12.04%		to	12.04%
2011	273	$2.03	to	$2.03	$554	2.40%	1.40%	to	1.40%	0.23%		to	0.23%
Janus Aspen Gbl Res, Inst
2015	72	$1.56	to	$1.56	$112	0.66%	1.40%	to	1.40%	(3.65%)		to	(3.65%)
2014	75	$1.62	to	$1.62	$121	1.07%	1.40%	to	1.40%	5.95%		to	5.95%
2013	86	$1.53	to	$1.53	$132	1.22%	1.40%	to	1.40%	26.64%		to	26.64%
2012	123	$1.21	to	$1.21	$148	0.88%	1.40%	to	1.40%	18.41%		to	18.41%
2011	127	$1.02	to	$1.02	$129	0.59%	1.40%	to	1.40%	(14.94%)		to	(14.94%)
Oppen Cap Appr VA
2015	84	$2.22	to	$2.22	$186	0.09%	1.40%	to	1.40%	2.10%		to	2.10%
2014	85	$2.17	to	$2.17	$185	0.44%	1.40%	to	1.40%	13.80%		to	13.80%
2013	110	$1.91	to	$1.91	$210	0.99%	1.40%	to	1.40%	27.94%		to	27.94%
2012	117	$1.49	to	$1.49	$174	0.65%	1.40%	to	1.40%	12.53%		to	12.53%
2011	117	$1.32	to	$1.32	$155	0.37%	1.40%	to	1.40%	(2.52%)		to	(2.52%)
Oppen Global Strategic Inc VA
2015	9	$0.98	to	$0.98	$8	5.85%	1.40%	to	1.40%	(3.61%)		to	(3.61%)
2014	9	$1.01	to	$1.01	$9	4.35%	1.40%	to	1.40%	1.41%		to	1.41%
2013	12	$1.00	to	$1.00	$12	5.06%	1.40%	to	1.40%	(1.52%)		to	(1.52%)
2012	13	$1.02	to	$1.02	$13	—	1.40%	to	1.40%	1.54	%(5)	to	1.54	%(5)
Put VT Div Inc, Cl IA
2015	18	$1.84	to	$1.84	$32	10.18%	1.40%	to	1.40%	(3.67%)		to	(3.67%)
2014	20	$1.91	to	$1.91	$39	8.60%	1.40%	to	1.40%	(0.72%)		to	(0.72%)
2013	23	$1.92	to	$1.92	$44	3.63%	1.40%	to	1.40%	6.58%		to	6.58%
2012	26	$1.80	to	$1.80	$47	5.90%	1.40%	to	1.40%	10.25%		to	10.25%
2011	30	$1.63	to	$1.63	$48	10.07%	1.40%	to	1.40%	(4.37%)		to	(4.37%)
Put VT Div Inc, Cl IB
2015	28	$1.86	to	$1.86	$52	9.43%	1.40%	to	1.40%	(3.70%)		to	(3.70%)
2014	29	$1.93	to	$1.93	$56	8.00%	1.40%	to	1.40%	(1.05%)		to	(1.05%)
2013	34	$1.95	to	$1.95	$65	3.18%	1.40%	to	1.40%	6.32%		to	6.32%
2012	34	$1.83	to	$1.83	$63	5.65%	1.40%	to	1.40%	9.97%		to	9.97%
2011	37	$1.67	to	$1.67	$61	9.67%	1.40%	to	1.40%	(4.51%)		to	(4.51%)
Put VT Gro & Inc, Cl IA
2015	26	$1.93	to	$1.93	$50	2.26%	1.40%	to	1.40%	(8.61%)		to	(8.61%)
2014	31	$2.11	to	$2.11	$65	1.70%	1.40%	to	1.40%	9.49%		to	9.49%
2013	38	$1.92	to	$1.92	$72	1.85%	1.40%	to	1.40%	34.13%		to	34.13%
2012	39	$1.43	to	$1.43	$56	2.01%	1.40%	to	1.40%	17.77%		to	17.77%
2011	46	$1.22	to	$1.22	$55	1.54%	1.40%	to	1.40%	(5.77%)		to	(5.77%)
Put VT Gro & Inc, Cl IB
2015	108	$2.18	to	$2.00	$180	1.83%	1.00%	to	1.65%	(8.44%)		to	(9.04%)
2014	110	$2.38	to	$2.20	$200	1.36%	1.00%	to	1.65%	9.63%		to	8.92%
2013	138	$2.17	to	$2.02	$231	1.66%	1.00%	to	1.65%	34.33%		to	33.46%
2012	155	$1.61	to	$1.51	$195	1.70%	1.00%	to	1.65%	17.95%		to	17.19%
2011	162	$1.37	to	$1.29	$173	1.24%	1.00%	to	1.65%	(5.59%)		to	(6.20%)
Put VT Hi Yield, Cl IA
2015	23	$1.96	to	$1.96	$45	7.50%	1.40%	to	1.40%	(6.46%)		to	(6.46%)
2014	26	$2.10	to	$2.10	$54	6.61%	1.40%	to	1.40%	0.50%		to	0.50%
2013	30	$2.08	to	$2.08	$63	7.02%	1.40%	to	1.40%	6.60%		to	6.60%
2012	31	$1.96	to	$1.96	$61	8.02%	1.40%	to	1.40%	14.72%		to	14.72%
2011	38	$1.70	to	$1.70	$64	8.01%	1.40%	to	1.40%	0.44%		to	0.44%
Put VT Hi Yield, Cl IB
2015	33	$2.07	to	$2.07	$68	6.93%	1.40%	to	1.40%	(6.67%)		to	(6.67%)
2014	34	$2.22	to	$2.22	$75	6.24%	1.40%	to	1.40%	0.15%		to	0.15%
2013	40	$2.21	to	$2.21	$90	6.76%	1.40%	to	1.40%	6.36%		to	6.36%
2012	42	$2.08	to	$2.08	$87	7.56%	1.40%	to	1.40%	14.39%		to	14.39%
2011	45	$1.82	to	$1.82	$81	7.71%	1.40%	to	1.40%	0.35%		to	0.35%

28	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Multi-Cap Gro, Cl IA
2015	10	$1.96	to	$1.96	$19	2.19%	1.40%	to	1.40%	(1.46%)	to	(1.46%)
2014	13	$1.99	to	$1.99	$26	0.60%	1.40%	to	1.40%	12.22%	to	12.22%
2013	18	$1.78	to	$1.78	$32	0.79%	1.40%	to	1.40%	34.84%	to	34.84%
2012	21	$1.32	to	$1.32	$28	0.50%	1.40%	to	1.40%	15.46%	to	15.46%
2011	24	$1.14	to	$1.14	$27	0.40%	1.40%	to	1.40%	(6.20%)	to	(6.20%)
Put VT Voyager, Cl IB
2015	59	$1.85	to	$1.85	$110	16.18%	1.40%	to	1.40%	(7.42%)	to	(7.42%)
2014	60	$1.99	to	$1.99	$121	2.64%	1.40%	to	1.40%	8.19%	to	8.19%
2013	67	$1.84	to	$1.84	$123	0.86%	1.40%	to	1.40%	41.73%	to	41.73%
2012	107	$1.30	to	$1.30	$139	0.33%	1.40%	to	1.40%	12.64%	to	12.64%
2011	116	$1.15	to	$1.15	$134	—	1.40%	to	1.40%	(18.99%)	to	(18.99%)

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on Oct. 26, 2012.

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	29

Condensed Financial Information (Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in the parentheses.

Variable account charges of 1.40% of the daily net assets of the variable account.

Year ended Dec. 31,	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
American Century VP Income & Growth, Class I (11/4/1998)
Accumulation unit value at beginning of period	$1.95	$1.76	$1.31	$1.16	$1.14	$1.01	$0.87	$1.35	$1.37	$1.19
Accumulation unit value at end of period	$1.82	$1.95	$1.76	$1.31	$1.16	$1.14	$1.01	$0.87	$1.35	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	31	36	41	42	45	58	62	80	119	190
American Century VP Value, Class I (11/4/1998)
Accumulation unit value at beginning of period	$2.75	$2.46	$1.90	$1.68	$1.68	$1.51	$1.27	$1.76	$1.89	$1.61
Accumulation unit value at end of period	$2.60	$2.75	$2.46	$1.90	$1.68	$1.68	$1.51	$1.27	$1.76	$1.89
Number of accumulation units outstanding at end of period (000 omitted)	25	25	27	27	29	41	45	56	66	81
Columbia Variable Portfolio – Balanced Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.83	$1.69	$1.41	$1.25	$1.24	$1.12	$0.91	$1.32	$1.31	$1.16
Accumulation unit value at end of period	$1.84	$1.83	$1.69	$1.41	$1.25	$1.24	$1.12	$0.91	$1.32	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	166	178	185	285	298	329	342	390	572	737
Columbia Variable Portfolio – Disciplined Core Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.73	$1.52	$1.15	$1.03	$0.99	$0.86	$0.70	$1.23	$1.21	$1.06
Accumulation unit value at end of period	$1.72	$1.73	$1.52	$1.15	$1.03	$0.99	$0.86	$0.70	$1.23	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	68	73	81	86	95	99	121	149	231	313
Columbia Variable Portfolio – Government Money Market Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.06	$1.07	$1.09	$1.10	$1.12	$1.14	$1.15	$1.14	$1.10	$1.07
Accumulation unit value at end of period	$1.04	$1.06	$1.07	$1.09	$1.10	$1.12	$1.14	$1.15	$1.14	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	96	107	125	147	197	206	192	149	224	273
Columbia Variable Portfolio – Intermediate Bond Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.59	$1.53	$1.59	$1.50	$1.42	$1.33	$1.18	$1.28	$1.23	$1.20
Accumulation unit value at end of period	$1.57	$1.59	$1.53	$1.59	$1.50	$1.42	$1.33	$1.18	$1.28	$1.23
Number of accumulation units outstanding at end of period (000 omitted)	59	106	116	148	151	166	590	598	761	702
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3) (3/17/2006)
Accumulation unit value at beginning of period	$1.47	$1.39	$1.08	$0.98	$1.17	$0.94	$0.58	$1.07	$0.96	$1.00
Accumulation unit value at end of period	$1.53	$1.47	$1.39	$1.08	$0.98	$1.17	$0.94	$0.58	$1.07	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	45	48	55	56	61	63	75	89	137	186
Columbia Variable Portfolio – Select International Equity Fund (Class 3) (10/24/1997)
Accumulation unit value at beginning of period	$1.35	$1.50	$1.24	$1.07	$1.24	$1.10	$0.88	$1.50	$1.35	$1.10
Accumulation unit value at end of period	$1.40	$1.35	$1.50	$1.24	$1.07	$1.24	$1.10	$0.88	$1.50	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	16	19	22	23	25	25	33	41	59	92
Invesco V.I. Core Equity Fund, Series I Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.93	$1.81	$1.42	$1.27	$1.28	$1.19	$0.94	$1.36	$1.28	$1.11
Accumulation unit value at end of period	$1.80	$1.93	$1.81	$1.42	$1.27	$1.28	$1.19	$0.94	$1.36	$1.28
Number of accumulation units outstanding at end of period (000 omitted)	149	150	185	315	331	365	391	444	591	719
Invesco V.I. International Growth Fund, Series I Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.98	$2.00	$1.71	$1.50	$1.63	$1.46	$1.10	$1.87	$1.65	$1.31
Accumulation unit value at end of period	$1.91	$1.98	$2.00	$1.71	$1.50	$1.63	$1.46	$1.10	$1.87	$1.65
Number of accumulation units outstanding at end of period (000 omitted)	15	17	20	22	24	26	35	53	77	103
Janus Aspen Series Balanced Portfolio: Institutional Shares (11/4/1998)
Accumulation unit value at beginning of period	$2.88	$2.69	$2.27	$2.03	$2.02	$1.89	$1.53	$1.84	$1.69	$1.54
Accumulation unit value at end of period	$2.86	$2.88	$2.69	$2.27	$2.03	$2.02	$1.89	$1.53	$1.84	$1.69
Number of accumulation units outstanding at end of period (000 omitted)	193	199	238	259	273	372	420	653	1,090	1,482
Janus Aspen Series Global Research Portfolio: Institutional Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.62	$1.53	$1.21	$1.02	$1.20	$1.05	$0.77	$1.41	$1.31	$1.12
Accumulation unit value at end of period	$1.56	$1.62	$1.53	$1.21	$1.02	$1.20	$1.05	$0.77	$1.41	$1.31
Number of accumulation units outstanding at end of period (000 omitted)	72	75	86	123	127	133	154	189	299	369
Oppenheimer Capital Appreciation Fund/VA (11/4/1998)
Accumulation unit value at beginning of period	$2.17	$1.91	$1.49	$1.32	$1.36	$1.26	$0.88	$1.64	$1.46	$1.37
Accumulation unit value at end of period	$2.22	$2.17	$1.91	$1.49	$1.32	$1.36	$1.26	$0.88	$1.64	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	84	85	110	117	117	133	144	198	320	418
Oppenheimer Global Strategic Income Fund/VA (10/26/2012)
Accumulation unit value at beginning of period	$1.01	$1.00	$1.02	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$0.98	$1.01	$1.00	$1.02	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	9	12	13	—	—	—	—	—	—
Putnam VT Diversified Income Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.91	$1.92	$1.80	$1.63	$1.71	$1.53	$1.00	$1.48	$1.44	$1.37
Accumulation unit value at end of period	$1.84	$1.91	$1.92	$1.80	$1.63	$1.71	$1.53	$1.00	$1.48	$1.44
Number of accumulation units outstanding at end of period (000 omitted)	18	20	23	26	30	32	40	50	69	78

30	RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT

Variable account charges of 1.40% of the daily net assets of the variable account. (continued)

Year ended Dec. 31,	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Diversified Income Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.93	$1.95	$1.83	$1.67	$1.75	$1.57	$1.03	$1.50	$1.46	$1.40
Accumulation unit value at end of period	$1.86	$1.93	$1.95	$1.83	$1.67	$1.75	$1.57	$1.03	$1.50	$1.46
Number of accumulation units outstanding at end of period (000 omitted)	28	29	34	34	37	39	63	96	158	275
Putnam VT Growth and Income Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$2.11	$1.92	$1.43	$1.22	$1.29	$1.14	$0.89	$1.47	$1.58	$1.38
Accumulation unit value at end of period	$1.93	$2.11	$1.92	$1.43	$1.22	$1.29	$1.14	$0.89	$1.47	$1.58
Number of accumulation units outstanding at end of period (000 omitted)	26	31	38	39	46	52	63	124	176	224
Putnam VT Growth and Income Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.77	$1.62	$1.21	$1.03	$1.10	$0.97	$0.76	$1.26	$1.36	$1.19
Accumulation unit value at end of period	$1.62	$1.77	$1.62	$1.21	$1.03	$1.10	$0.97	$0.76	$1.26	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	97	99	124	138	145	164	179	249	458	727
Putnam VT High Yield Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$2.10	$2.08	$1.96	$1.70	$1.70	$1.50	$1.01	$1.39	$1.36	$1.25
Accumulation unit value at end of period	$1.96	$2.10	$2.08	$1.96	$1.70	$1.70	$1.50	$1.01	$1.39	$1.36
Number of accumulation units outstanding at end of period (000 omitted)	23	26	30	31	38	40	48	56	88	104
Putnam VT High Yield Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$2.22	$2.21	$2.08	$1.82	$1.81	$1.61	$1.09	$1.49	$1.47	$1.35
Accumulation unit value at end of period	$2.07	$2.22	$2.21	$2.08	$1.82	$1.81	$1.61	$1.09	$1.49	$1.47
Number of accumulation units outstanding at end of period (000 omitted)	33	34	40	42	45	46	54	70	96	125
Putnam VT Multi-Cap Growth Fund – Class IA Shares (10/27/1997)
Accumulation unit value at beginning of period	$1.99	$1.78	$1.32	$1.14	$1.22	$1.03	$0.79	$1.30	$1.24	$1.16
Accumulation unit value at end of period	$1.96	$1.99	$1.78	$1.32	$1.14	$1.22	$1.03	$0.79	$1.30	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	10	13	18	21	24	25	32	33	57	74
Putnam VT Voyager Fund – Class IB Shares (11/4/1998)
Accumulation unit value at beginning of period	$1.99	$1.84	$1.30	$1.15	$1.43	$1.20	$0.74	$1.19	$1.15	$1.10
Accumulation unit value at end of period	$1.85	$1.99	$1.84	$1.30	$1.15	$1.43	$1.20	$0.74	$1.19	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	59	60	67	107	116	137	169	230	410	528

RIVERSOURCE PP PLUS2/RIVERSOURCE PP VARIABLE ANNUITY – 2015 ANNUAL REPORT	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, shareholder’s equity and cash flows present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2015 and December 31, 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Minneapolis, Minnesota

April 19, 2016

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2015	2014
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2015, $1,720,349; 2014, $1,707,999)	$1,784,405	$1,842,234
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2015 and 2014, $2,038)	135,452	144,614
Policy loans	46,740	45,112
Other investments	359	375
Total investments	1,966,956	2,032,335
Cash and cash equivalents	43,812	24,143
Reinsurance recoverables	126,671	117,296
Other receivables	10,391	8,587
Accrued investment income	18,687	19,148
Deferred acquisition costs	160,600	150,763
Other assets	160,853	176,629
Separate account assets	4,367,522	4,480,677
Total assets	$6,855,492	$7,009,578

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,930,666	$1,980,331
Other liabilities	138,161	127,322
Separate account liabilities	4,367,522	4,480,677
Total liabilities	6,436,349	6,588,330
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,915	106,906
Retained earnings	281,351	256,788
Accumulated other comprehensive income, net of tax	28,877	55,554
Total shareholder’s equity	419,143	421,248
Total liabilities and shareholder’s equity	$6,855,492	$7,009,578

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years ended December 31,	2015	2014	2013
Revenues
Premiums	$23,091	$24,484	$24,284
Net investment income	85,903	87,260	90,983
Policy and contract charges	110,716	106,271	99,975
Other revenues	23,475	21,257	19,180
Net realized investment gains (losses)	(482)	2,024	1,135
Total revenues	242,703	241,296	235,557

Benefits and expenses
Benefits, claims, losses and settlement expenses	74,107	64,479	52,288
Interest credited to fixed accounts	48,138	50,510	54,502
Amortization of deferred acquisition costs	15,096	13,159	8,098
Other insurance and operating expenses	41,535	45,498	44,490
Total benefits and expenses	178,876	173,646	159,378
Pretax income	63,827	67,650	76,179
Income tax provision	14,264	15,441	21,790
Net income	$49,563	$52,209	$54,389

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$(776)	$(358)	$(34)
Portion of loss recognized in other comprehensive income (loss) (before taxes)	375	14	(83)
Net impairment losses recognized in net realized investment gains (losses)	$(401)	$(344)	$(117)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years ended December 31,	2015	2014	2013

Net income	$49,563	$52,209	$54,389
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(26,677)	12,175	(45,365)
Total comprehensive income	$22,886	$64,384	$9,024

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2013	$2,000	$106,751	$199,190	$88,744	$396,685
Comprehensive income:
Net income	—	—	54,389	—	54,389
Other comprehensive loss, net of tax	—	—	—	(45,365)	(45,365)

Total comprehensive income					9,024
Tax adjustment on share-based incentive compensation plan	—	100	—	—	100
Cash dividends to RiverSource Life Insurance Company	—	—	(25,000)	—	(25,000)

Balances at December 31, 2013	2,000	106,851	228,579	43,379	380,809
Comprehensive income:
Net income	—	—	52,209	—	52,209
Other comprehensive income, net of tax	—	—	—	12,175	12,175

Total comprehensive income					64,384
Tax adjustment on share-based incentive compensation plan	—	55	—	—	55
Cash dividends to RiverSource Life Insurance Company	—	—	(24,000)	—	(24,000)

Balances at December 31, 2014	2,000	106,906	256,788	55,554	421,248
Comprehensive income:
Net income	—	—	49,563	—	49,563
Other comprehensive loss, net of tax	—	—	—	(26,677)	(26,677)

Total comprehensive income					22,886
Tax adjustment on share-based incentive compensation plan	—	9	—	—	9
Cash dividends to RiverSource Life Insurance Company	—	—	(25,000)	—	(25,000)
Balances at December 31, 2015	$2,000	$106,915	$281,351	$28,877	$419,143

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years ended December 31,	2015	2014	2013
Cash Flows from Operating Activities
Net income	$49,563	$52,209	$54,389
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	3,499	4,273	3,351
Deferred income tax expense (benefit)	(3,557)	13,346	1,140
Contractholder and policyholder charges, non-cash	(21,737)	(20,780)	(20,034)
(Gain) loss from equity method investments	9	(9)	(122)
Net realized investment (gains) losses	81	(2,368)	(1,252)
Other-than-temporary impairments recognized in net realized investment gains	401	344	117
Changes in operating assets and liabilities:
Deferred acquisition costs	(3,965)	(5,398)	(11,097)
Policyholder account balances, future policy benefits and claims, net	41,444	77,397	(55,456)
Derivatives, net of collateral	37,312	(40,530)	43,395
Reinsurance recoverables	(8,323)	(8,177)	(10,163)
Other receivables	(1,872)	(586)	(1,228)
Accrued investment income	461	604	978
Other, net	23,260	(18,476)	6,962
Net cash provided by operating activities	116,576	51,849	10,980

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	11,350	16,620	20,988
Maturities, sinking fund payments and calls	192,721	208,977	238,974
Purchases	(219,602)	(280,820)	(233,274)
Proceeds from maturities and repayments of commercial mortgage loans	17,439	22,231	28,238
Funding of commercial mortgage loans	(8,277)	(16,893)	(22,898)
Net proceeds from sales of other investments	7	—	—
Purchase of land, buildings, equipment and software	(22)	(73)	—
Change in policy loans, net	(1,628)	(4,013)	(1,710)
Net cash provided by (used in) investing activities	(8,012)	(53,971)	30,318

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	147,391	150,722	160,592
Net transfers to separate accounts	(22,966)	(28,652)	(21,615)
Surrenders and other benefits	(172,766)	(110,714)	(119,320)
Proceeds from line of credit with Ameriprise Financial, Inc.	6,300	—	1,700
Payments on line of credit with Ameriprise Financial, Inc.	(6,300)	—	(1,700)
Tax adjustment on share-based incentive compensation plan	9	55	100
Cash paid for purchased options with deferred premiums	(15,563)	(13,301)	(13,922)
Cash dividends to RiverSource Life Insurance Company	(25,000)	(24,000)	(25,000)
Net cash used in financing activities	(88,895)	(25,890)	(19,165)
Net increase (decrease) in cash and cash equivalents	19,669	(28,012)	22,133
Cash and cash equivalents at beginning of period	24,143	52,155	30,022
Cash and cash equivalents at end of period	$43,812	$24,143	$52,155

Supplemental Disclosures:
Income taxes paid (received), net	$(2,011)	$25,500	$35,436
Interest paid on borrowings	1	—	—

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as reconciled in Note 13.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities and variable and fixed universal life insurance, including indexed universal life (“IUL”), which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the universal life products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit provisions to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) provisions.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders.

A majority of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income. The sum of these amounts represents the credit-related portion of other-than-

RiverSource Life Insurance Co. of New York

temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Commercial Mortgage Loans, net

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans, less the related allowance for loan losses.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans are stated at amortized cost, net of allowances for loan losses, if any.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

RiverSource Life Insurance Co. of New York

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less.

Reinsurance

The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 7 for additional information on reinsurance.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument

RiverSource Life Insurance Co. of New York

depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 11 for information regarding the Company’s fair value measurement of derivative instruments and Note 15 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI, advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed annuity contracts, universal life (“UL”) and variable universal life (“VUL”) insurance products), DAC are amortized based on projections of estimated gross profits (“EGPs”) over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts). When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund

RiverSource Life Insurance Co. of New York

growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life, DI and LTC insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

The assumptions for LTC insurance products include interest rates, premium rate increases, persistency rates and morbidity rates. These assumptions are management’s best estimate from previous loss recognition and thus no longer provide for adverse deviations in experience.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

The establishment of reserves is an estimation process using a variety of methods, assumptions and data elements. If actual experience is better than or equal to the results of the estimation process, then reserves should be adequate to provide for future benefits and expenses. If actual experience is worse than the results of the estimation process, additional reserves may be required.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable within receivables.

Non-Traditional Long-Duration Products

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 9 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

RiverSource Life Insurance Co. of New York

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. When market values of the customer’s accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers contracts containing GMWB and GMAB provisions, and until May 2007, the Company offered contracts containing guaranteed minimum income benefit (“GMIB”) provisions.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuates based on equity, interest rate and credit markets which can cause these embedded derivatives to be either an asset or a liability. See Note 11 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC insurance claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company’s experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC insurance policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC polices, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests annually in the third quarter of each year using best estimate assumptions without provisions for adverse deviation. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a change to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions are locked in and used in subsequent valuations. The assumptions for LTC insurance products are management’s best estimate from previous loss recognition and thus no longer provide for adverse deviations in experience.

RiverSource Life Insurance Co. of New York

Unearned Revenue Liability

The Company’s fixed and variable universal life policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using estimated gross profits, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 17 for additional information on the Company’s valuation allowance.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Mortality and expense risk fees are generated directly and indirectly based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on fixed and variable universal life insurance and contract charges (net of reinsurance premiums and cost of reinsurance for universal life insurance products) and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support arrangements are recognized as revenue when earned.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Transfers and Servicing

In June 2014, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to transfers and servicing. The update requires repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings consistent with the accounting for other repurchase agreements. The standard requires disclosures related to transfers of financial assets accounted for as sales in transactions that are similar to repurchase agreements. The standard also requires disclosures on the remaining contractual maturity of the agreements, disaggregation of the gross obligation by class of collateral pledged and potential risks associated with the agreements and the related collateral pledged in repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings. The standard is effective for interim and annual periods beginning after December 15, 2014, except for the disclosure requirements for repurchase agreements, security lending transactions and repurchase-to-maturity transactions accounted for as secured borrowings which are

RiverSource Life Insurance Co. of New York

effective for interim periods beginning after March 15, 2015. The standard requires entities to present changes in accounting for transactions outstanding at the effective date as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The adoption of the standard did not have any effect on the Company’s financial condition and results of operations. See Note 14 for the required disclosures.

Receivables — Troubled Debt Restructuring by Creditors

In January 2014, the FASB updated the accounting standard related to recognizing residential real estate obtained through a repossession or foreclosure from a troubled debtor. The update clarifies the criteria for derecognition of the loan receivable and recognition of the real estate property. The standard is effective for interim and annual periods beginning after December 15, 2014 and can be applied under a modified retrospective transition method or a prospective transition method. The adoption of the standard did not have any effect on the Company’s financial condition and results of operations.

Future Adoption of New Accounting Standards

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018. Early adoption is permitted. The update should be applied using a modified retrospective approach. The Company is currently evaluating the impact of the standard on its financial condition, results of operations and disclosures.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value through net income. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted for certain provisions. Generally, the update should be applied using a modified retrospective approach by recording a cumulative-effect adjustment to equity at the beginning of the period of adoption. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Fair Value Measurement — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the FASB updated the accounting standards related to fair value measurement. The update applies to investments that are measured at net asset value (“NAV”). The standard eliminates the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share as a practical expedient. In addition, the update limits disclosures to investments for which the entity elected to measure the fair value using the practical expedient rather than all eligible investments. The standard is effective for interim and annual periods beginning after December 15, 2015. The standard should be applied retrospectively to all periods presented and early adoption is permitted. The Company adopted the standard on January 1, 2016. There was no impact of the standard to the Company’s financial condition and results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract. In addition, the standard requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. In August 2015, the FASB updated the accounting standards to defer the effective date by one year. In March 2016, the FASB updated the accounting standards to provide clarification on determining if an entity is a principal or an agent in revenue transactions involving third parties. The key provisions of the update include assessing which entity controls the good or service and whether the nature of the transaction is to provide the good or service or arrange for that good or service to be provided by another entity. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company is currently evaluating the impact of the standard on its financial condition, results of operations and disclosures.

RiverSource Life Insurance Co. of New York

4.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2015
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,211,835	$63,398	$(22,219)	$1,253,014	$183
Residential mortgage backed securities	195,184	5,596	(1,880)	198,900	(685)
Commercial mortgage backed securities	157,028	3,362	(1,389)	159,001	—
State and municipal obligations	95,292	15,940	(28)	111,204	—
Asset backed securities	57,178	1,507	(501)	58,184	—
Foreign government bonds and obligations	2,624	285	(44)	2,865	—
U.S. government and agencies obligations	1,208	29	—	1,237	—
Total	$1,720,349	$90,117	$(26,061)	$1,784,405	$(502)

	December 31, 2014
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,168,401	$104,810	$(5,730)	$1,267,481	$192
Residential mortgage backed securities	220,406	8,599	(1,551)	227,454	(357)
Commercial mortgage backed securities	158,031	5,326	(1,024)	162,333	—
State and municipal obligations	83,192	20,096	(4)	103,284	—
Asset backed securities	73,769	3,305	(40)	77,034	—
Foreign government bonds and obligations	2,733	375	—	3,108	—
U.S. government and agencies obligations	1,467	73	—	1,540	—
Total	$1,707,999	$142,584	$(8,349)	$1,842,234	$(165)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2015 and 2014, investment securities with a fair value of $61.0 million and $32.5 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $24.4 million and nil, respectively, may be sold, pledged or rehypothecated by the counterparty.

At both December 31, 2015 and 2014, fixed maturity securities comprised approximately 91% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2015 and 2014, approximately $132.7 million and $140.0 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2015			December 31, 2014
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$338,078	$347,835	19%	$374,584	$391,684	21%
AA	77,776	94,922	5	74,538	95,024	5
A	314,945	338,342	19	335,236	373,669	20
BBB	892,459	909,541	52	814,316	872,112	48
Below investment grade	97,091	93,765	5	109,325	109,745	6
Total fixed maturities	$1,720,349	$1,784,405	100%	$1,707,999	$1,842,234	100%

RiverSource Life Insurance Co. of New York

At December 31, 2015 and 2014, approximately 54% and 51%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity at December 31, 2015. The Company had holdings of $43.6 million in Kinder Morgan, Inc., which were greater than 10% of total equity at December 31, 2014. There were no other holdings of any other issuer greater than 10% of total equity at December 31, 2014.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2015
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	155	$418,321	$(15,777)	23	$37,907	$(6,442)	178	$456,228	$(22,219)
Residential mortgage backed securities	10	44,575	(589)	13	23,640	(1,291)	23	68,215	(1,880)
Commercial mortgage backed securities	20	51,509	(896)	2	17,061	(493)	22	68,570	(1,389)
State and municipal obligations	3	2,947	(28)	—	—	—	3	2,947	(28)
Asset backed securities	11	34,809	(501)	—	—	—	11	34,809	(501)
Foreign government bonds and obligations	2	985	(44)	—	—	—	2	985	(44)
Total	201	$553,146	$(17,835)	38	$78,608	$(8,226)	239	$631,754	$(26,061)

	December 31, 2014
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	73	$181,943	$(3,764)	26	$97,615	$(1,966)	99	$279,558	$(5,730)
Residential mortgage backed securities	4	28,908	(50)	15	34,542	(1,501)	19	63,450	(1,551)
Commercial mortgage backed securities	8	22,085	(35)	3	22,126	(989)	11	44,211	(1,024)
State and municipal obligations	1	996	(4)	—	—	—	1	996	(4)
Asset backed securities	1	1,953	(13)	1	4,139	(27)	2	6,092	(40)
Total	87	$235,885	$(3,866)	45	$158,422	$(4,483)	132	$394,307	$(8,349)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to a widening of credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in other comprehensive income (loss):

	Years Ended December 31,
(in thousands)	2015	2014	2013
Beginning balance	$1,452	$1,416	$1,299
Credit losses for which an other-than-temporary impairment was not previously recognized	112	15	—
Credit losses for which an other-than-temporary impairment was previously recognized	—	21	117
Ending balance	$1,564	$1,452	$1,416

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

	Years Ended December 31,
(in thousands)	2015	2014	2013
Gross realized investment gains	$922	$2,543	$1,263
Gross realized investment losses	(1,003)	(175)	(11)
Other-than-temporary impairments	(401)	(344)	(117)
Total	$(482)	$2,024	$1,135

Other-than-temporary impairments for the years ended December 31, 2015 and 2014, primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2013 primarily related to credit losses on non-agency residential mortgage backed securities.

See Note 16 for a rollforward of net unrealized investment gains (losses) included in AOCI.

RiverSource Life Insurance Co. of New York

Available-for-Sale securities by contractual maturity at December 31, 2015 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$74,366	$75,032
Due after one year through five years	510,992	535,307
Due after five years through 10 years	476,166	467,585
Due after 10 years	249,435	290,396
	1,310,959	1,368,320
Residential mortgage backed securities	195,184	198,900
Commercial mortgage backed securities	157,028	159,001
Asset backed securities	57,178	58,184
Total	$1,720,349	$1,784,405

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

Net investment income is summarized as follows:

	Years Ended December 31,
(in thousands)	2015	2014	2013
Fixed maturities	$78,348	$79,039	$82,640
Commercial mortgage loans	7,383	8,247	8,578
Policy loans and other investments	2,187	2,039	1,959
	87,918	89,325	93,177
Less: investment expenses	2,015	2,065	2,194
Total	$85,903	$87,260	$90,983

5.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in thousands)	2015	2014	2013
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2015	2014
Collectively evaluated for impairment	$137,490	$146,652

As of both December 31, 2015 and 2014, the Company had no recorded investment in financing receivables that were individually evaluated for impairment.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2015 and 2014. All loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. There were no commercial mortgage loans which management has assigned its highest risk rating at both December 31, 2015 and 2014. Loans with the highest risk rating represent distressed loans

RiverSource Life Insurance Co. of New York

which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(in thousands)
South Atlantic	$34,624	$38,607	25%	26%
Pacific	28,934	27,929	21	19
Middle Atlantic	18,120	19,781	13	13
West North Central	14,708	12,480	11	9
Mountain	14,004	15,432	10	11
East North Central	11,527	15,851	8	11
New England	8,980	9,652	7	7
East South Central	4,800	5,022	4	3
West South Central	1,793	1,898	1	1

	137,490	146,652	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$135,452	$144,614

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	(in thousands)
Retail	$36,268	$36,815	26%	25%
Apartments	30,797	29,544	23	20
Industrial	28,034	33,815	20	23
Office	27,308	30,761	20	21
Mixed use	5,202	5,403	4	4
Other	9,881	10,314	7	7

	137,490	146,652	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$135,452	$144,614

6.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management conducts its annual review of insurance and annuity valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, management updates valuation assumptions. The impact for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the continued low interest rate environment partially offset by improved persistency. The impact for the year ended December 31, 2014 primarily reflected lower than previously assumed interest rates partially offset by improved persistency and mortality experience and a benefit from updating the Company’s variable annuity living benefit withdrawal utilization assumption. The impact for the year ended December 31, 2013 primarily reflected higher than previously assumed interest rates and changes in assumed policyholder behavior.

The balances of and changes in DAC were as follows:

(in thousands)	2015	2014	2013
Balance at January 1	$150,763	$146,765	$127,704
Capitalization of acquisition costs	19,061	18,557	19,195
Amortization, excluding the impact of valuation assumptions review	(13,896)	(13,859)	(13,498)
Amortization, impact of valuation assumptions review	(1,200)	700	5,400
Impact of change in net unrealized securities losses (gains)	5,872	(1,400)	7,964
Balance at December 31	$160,600	$150,763	$146,765

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2015	2014	2013
Balance at January 1	$16,970	$18,954	$18,242
Capitalization of sales inducement costs	252	273	285
Amortization, excluding the impact of valuation assumptions review	(2,426)	(2,351)	(1,964)
Amortization, impact of valuation assumptions review	100	200	1,000
Impact of change in net unrealized securities losses (gains)	1,077	(106)	1,391
Balance at December 31	$15,973	$16,970	$18,954

7.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual fixed and variable universal life insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retained the remaining risk. This reinsurance arrangement applies for 1996 and later issues only.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2015 and 2014, traditional life and UL insurance in force aggregated $11.4 billion and $11.3 billion, respectively, of which $8.0 billion and $7.8 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2015	2014	2013
Direct premiums	$34,840	$36,205	$35,607
Reinsurance ceded	(11,749)	(11,721)	(11,323)
Net premiums	$23,091	$24,484	$24,284

Policy and contract charges are presented on the Statements of Income net of $5.7 million, $5.0 million and $4.3 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2015, 2014 and 2013, respectively.

Reinsurance recovered from reinsurers was $13.6 million, $11.9 million and $8.5 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Reinsurance recoverables include approximately $95.0 million and $86.3 million related to LTC risk ceded to Genworth as of December 31, 2015 and 2014, respectively. Included in policyholder account balances, future policy benefits and claims is $2.5 million and $2.7 million related to previously assumed reinsurance arrangements as of December 31, 2015 and 2014, respectively.

RiverSource Life Insurance Co. of New York

8.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2015		2014
Policyholder account balances
Fixed annuities	$922,582		$1,011,775
Variable annuity fixed sub-accounts	255,106		247,746
VUL/UL insurance	185,852		183,810
IUL insurance	34,016		22,674
Other life insurance	37,012		38,117
Total policyholder account balances	1,434,568		1,504,122
Future policy benefits
Variable annuity GMWB	45,907		27,840
Variable annuity GMAB	(237	)(1)	(3,944	)(1)
Other annuity liabilities	1,424		7,700
Fixed annuities life contingent liabilities	91,500		91,227
Life, DI and LTC insurance	322,016		318,893
VUL/UL and other life insurance additional liabilities	29,408		27,364
Total future policy benefits	490,018		469,080
Policy claims and other policyholders’ funds	6,080		7,129
Total policyholder account balances, future policy benefits and claims	$1,930,666		$1,980,331

(1)	Includes the fair value of GMAB embedded derivatives that was a net asset at both December 31, 2015 and 2014 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 11 and Note 15 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL insurance is similar to UL in many regards, although the rate of credited interest above the minimum guarantee for funds allocated to an indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500 Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account.

The Company also offers term life insurance as well as disability products. The Company no longer offers standalone LTC products but has in force policies from prior years.

Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company’s fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2015	2014
Variable annuity	$3,979,524	$4,073,573
VUL insurance	387,205	406,303
Other insurance	793	801
Total	$4,367,522	$4,480,677

9.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 8 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Once withdrawals begin, the contractholder’s funds are moved to one of the three least aggressive asset allocation models.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Variable annuity and insurance products offer separate account investment options. In addition, many of these products offer a fixed account option that is part of the Company’s “general account”. Under the separate account options, contractholders and policyholders bear the investment risk. The Company’s Portfolio Navigator (traditional asset allocation) funds are separate account investment options available under the Company’s variable universal life insurance products and its variable annuities, but as of April 2012, are no longer available for sale with a living benefit rider. Portfolio Navigator funds allow clients to allocate their contract value to one of five funds of funds, each of which invests in various underlying funds. Portfolio Navigator funds are designed to allow a contract purchaser to select investment options based on the purchaser’s investment time horizon, risk tolerance and investment goals. As of April 2012, clients who purchase a GMWB or GMAB rider are invested in one or more of four Portfolio Stabilizer (managed volatility) funds within the separate accounts designed to pursue total return while seeking to mitigate exposure to market volatility.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2015				December 31, 2014
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$2,941,369	$2,855,258	$16,990	65	$2,924,873	$2,842,871	$1,057	64
Five/six-year reset	521,969	373,009	4,208	64	571,861	425,897	1,919	64
One-year ratchet	520,326	506,376	19,734	66	552,092	537,908	1,550	65
Five-year ratchet	205,496	199,585	1,760	64	222,112	216,465	247	63
Total — GMDB	$4,189,160	$3,934,228	$42,692	65	$4,270,938	$4,023,141	$4,773	64
GMIB	$12,580	$11,632	$270	65	$16,805	$15,811	$72	65
GMWB:
GMWB	$200,796	$200,091	$20	69	$227,961	$227,149	$10	68
GMWB for life	2,110,159	2,099,690	545	66	2,062,524	2,052,018	86	65
Total — GMWB	$2,310,955	$2,299,781	$565	66	$2,290,485	$2,279,167	$96	65
GMAB	$301,599	$300,213	$3,109	58	$309,247	$308,156	$82	57

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB and GMAB guarantees is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB and GMWB guarantees is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero. The present value is calculated using a discount rate that is consistent with assumptions embedded in the Company’s annuity pricing models.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2015		December 31, 2014
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$418	63	$405	63

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder value.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2013	$320	$492	$36,060	$5,912	$12,284
Incurred claims	87	(132)	(65,263)	(12,045)	3,965
Paid claims	(48)	—	—	—	(1,124)
Balance at December 31, 2013	359	360	(29,203)	(6,133)	15,125
Incurred claims	446	21	57,043	2,189	6,076
Paid claims	(205)	—	—	—	(2,043)
Balance at December 31, 2014	600	381	27,840	(3,944)	19,158
Incurred claims	199	2	18,067	3,707	6,592
Paid claims	(87)	—	—	—	(1,934)
Balance at December 31, 2015	$712	$383	$45,907	$(237)	$23,816

(1)	The incurred claims for GMWB and GMAB represent the total change in the liabilities (contra liabilities).

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Co. of New York

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2015	2014
Mutual funds:
Equity	$2,195,565	$2,288,087
Bond	1,369,091	1,463,515
Other	299,090	258,080
Total mutual funds	$3,863,746	$4,009,682

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2015, 2014 and 2013.

10.  LINE OF CREDIT

The Company has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of the Company’s statutory admitted assets (excluding separate account balances) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 90 basis points, subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York Department. There were no amounts outstanding on this line of credit at December 31, 2015 and 2014.

11.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2015
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,104,851	$148,163	$1,253,014
Residential mortgage backed securities	—	198,354	546	198,900
Commercial mortgage backed securities	—	159,001	—	159,001
State and municipal obligations	—	111,204	—	111,204
Asset backed securities	—	52,158	6,026	58,184
Foreign government bonds and obligations	—	2,865	—	2,865
U.S. government and agencies obligations	256	981	—	1,237
Total Available-for-Sale securities: Fixed maturities	256	1,629,414	154,735	1,784,405
Cash equivalents	—	43,693	—	43,693
Other assets:
Interest rate derivative contracts	—	63,484	—	63,484
Equity derivative contracts	2,396	43,123	—	45,519
Foreign exchange derivative contracts	178	2,319	—	2,497
Total other assets	2,574	108,926	—	111,500
Separate account assets	—	4,367,522	—	4,367,522
Total assets at fair value	$2,830	$6,149,555	$154,735	$6,307,120

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$14,287	$14,287
GMWB and GMAB embedded derivatives	—	—	40,343	40,343	(1)
Total policyholder account balances, future policy benefits and claims	—	—	54,630	54,630	(2)
Other liabilities:
Interest rate derivative contracts	—	19,306	—	19,306
Equity derivative contracts	—	64,451	—	64,451
Foreign exchange derivative contracts	48	343	—	391
Total other liabilities	48	84,100	—	84,148
Total liabilities at fair value	$48	$84,100	$54,630	$138,778

(1)	The fair value of the GMWB and GMAB embedded derivatives included $50.4 million of individual contracts in a liability position and $10.1 million of individual contracts in an asset position.
(2)	The Company’s adjustment for nonperformance risk resulted in a $20.5 million cumulative decrease to the embedded derivatives.

RiverSource Life Insurance Co. of New York

	December 31, 2014
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,116,512	$150,969	$1,267,481
Residential mortgage backed securities	—	226,646	808	227,454
Commercial mortgage backed securities	—	162,333	—	162,333
State and municipal obligations	—	103,284	—	103,284
Asset backed securities	—	73,643	3,391	77,034
Foreign government bonds and obligations	—	3,108	—	3,108
U.S. government and agencies obligations	273	1,267	—	1,540
Total Available-for-Sale securities: Fixed maturities	273	1,686,793	155,168	1,842,234
Cash equivalents	—	23,799	—	23,799
Other assets:
Interest rate derivative contracts	—	58,855	—	58,855
Equity derivative contracts	10,430	43,405	—	53,835
Foreign exchange derivative contracts	—	1,237	—	1,237
Total other assets	10,430	103,497	—	113,927
Separate account assets	—	4,480,677	—	4,480,677
Total assets at fair value	$10,703	$6,294,766	$155,168	$6,460,637

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$9,754	$9,754
GMWB and GMAB embedded derivatives	—	—	19,338	19,338	(1)
Total policyholder account balances, future policy benefits and claims	—	—	29,092	29,092	(2)
Other liabilities:
Interest rate derivative contracts	—	13,836	—	13,836
Equity derivative contracts	6,893	58,086	—	64,979
Foreign exchange derivative contracts	—	171	—	171
Total other liabilities	6,893	72,093	—	78,986
Total liabilities at fair value	$6,893	$72,093	$29,092	$108,078

(1)	The fair value of the GMWB and GMAB embedded derivatives included $34.6 million of individual contracts in a liability position and $15.3 million of individual contracts in an asset position.
(2)	The Company’s adjustment for nonperformance risk resulted in a $15.9 million cumulative decrease to the embedded derivatives.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$150,969	$808	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Total gains (losses) included in:
Net income	(163)	(4)	2	(165	)(1)	(857	)(2)	(4,962	)(3)	(5,819)
Other comprehensive income	(1,813)	(14)	(206)	(2,033)		—		—		—
Purchases	16,500	—	3,800	20,300		—		—		—
Issues	—	—	—	—		(4,395)		(15,844)		(20,239)
Settlements	(17,330)	(244)	—	(17,574)		719		(199)		520
Transfers out of Level 3	—	—	(961)	(961)		—		—		—
Balance, December 31, 2015	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)		$(54,630)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2015 included in:
Net investment income	$(149)	$(4)	$2	$(151)		$—		$—		$—
Benefits, claims, losses and settlement expenses	—	—	—	—		—		(5,450)		(5,450)
Interest credited to fixed accounts	—	—	—	—		(857)		—		(857)

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York

	Available-for-Sale Securities: Fixed Maturities						Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2014	$128,453	$—	$—	$13,688	$142,141		$(3,293)		$38,357		$35,064
Total gains (losses) included in:
Net income	(227)	(4)	—	(1)	(232	)(1)	(1,326	)(2)	(43,753	)(3)	(45,079)
Other comprehensive income	398	(3)	—	137	532		—		—		—
Purchases	41,303	1,011	18,137	—	60,451		—		—		—
Issues	—	—	—	—	—		(5,209)		(14,681)		(19,890)
Settlements	(18,958)	(196)	—	(46)	(19,200)		74		739		813
Transfers out of Level 3	—	—	(18,137)	(10,387)	(28,524)		—		—		—
Balance, December 31, 2014	$150,969	$808	$—	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2014 included in:
Net investment income	$(162)	$(4)	$—	$(1)	$(167)		$—		$—		$—
Benefits, claims, losses and settlement expenses	—	—	—	—	—		—		(43,616)		(43,616)
Interest credited to fixed accounts	—	—	—	—	—		(1,326)		—		(1,326)

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives	GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2013	$130,454	$12,740	$10,563	$153,757		$(998)	$(39,934)	$(40,932)
Total gains (losses) included in:
Net income	(260)	45	165	(50	)(1)	723 (2)	90,168 (3)	90,891
Other comprehensive income	(3,018)	(403)	1,211	(2,210)		—	—	—
Purchases	15,103	—	1,763	16,866		—	—	—
Issues	—	—	—	—		(3,049)	(13,087)	(16,136)
Settlements	(13,826)	(7)	(14)	(13,847)		31	1,210	1,241
Transfers out of Level 3	—	(12,375)	—	(12,375)		—	—	—
Balance, December 31, 2013	$128,453	$—	$13,688	$142,141		$(3,293)	$38,357	$35,064
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2013 included in:
Net investment income	$(260)	$—	$165	$(95)		$—	$—	$—
Benefits, claims, losses and settlement expenses	—	—	—	—		—	89,267	89,267
Interest credited to fixed accounts	—	—	—	—		723	—	723

(1)	Included in net investment income in the Statements of Income.
(2)	Included in interest credited to fixed accounts in the Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $3.9 million, $7.0 million and $(9.2) million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2015, 2014 and 2013, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2015
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$145,951	Discounted cash flow	Yield/spread to U.S. Treasuries	1.1%	–	3.8%	1.6%
IUL embedded derivatives	$14,287	Discounted cash flow	Nonperformance risk(1)	68		bps
GMWB and GMAB embedded derivatives	$40,343	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.0%	–	53.2%
			Market volatility(3)	5.4%	–	21.5%
			Nonperformance risk(1)	68		bps

	December 31, 2014
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$150,751	Discounted cash flow	Yield/spread to U.S. Treasuries	1.0%	–	3.9%	1.5%
IUL embedded derivatives	$9,754	Discounted cash flow	Nonperformance risk(1)	65		bps
GMWB and GMAB embedded derivatives	$19,338	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	51.1%
			Surrender rate	0.0%	–	44.5%
			Market volatility(3)	5.2%	–	20.9%
			Nonperformance risk(1)	65		bps
			Elective contractholder strategy allocations(4)	0.0%	–	3.0%

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.
(4)

The elective allocation represents the percentage of contractholders that are assumed to electively switch their investment allocation to a different allocation model. As the contractholder experience of related elective strategy allocations reached the ultimate expected levels in 2015, the Company is no longer including this input in the fair value measurement effective September 30, 2015.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution system and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original maturities of 90 days or less. Cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

RiverSource Life Insurance Co. of New York

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2015 and 2014. See Note 14 and Note 15 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various

RiverSource Life Insurance Co. of New York

components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2015 and 2014. See Note 14 and Note 15 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

	December 31, 2015
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$135,452	$—	$—	$139,567	$139,567
Policy loans	46,740	—	—	46,481	46,481

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$926,089	$—	$—	$1,029,369	$1,029,369
Separate account liabilities	5,858	—	5,858	—	5,858

	December 31, 2014
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$144,614	$—	$—	$152,281	$152,281
Policy loans	45,112	—	—	45,239	45,239

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$1,015,155	$—	$—	$1,129,359	$1,129,359
Separate account liabilities	6,200	—	6,200	—	6,200

Commercial Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

RiverSource Life Insurance Co. of New York

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets represents the exit price for the separate account liabilities. Separate account liabilities are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

12.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides marketing, administrative and shareholder services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2015, 2014 and 2013, the Company earned $18.0 million, $16.4 million and $14.6 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2015, 2014 and 2013, the Company earned $9.4 million, $9.0 million and $8.1 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides shareholder services related to these transactions and is compensated for providing these services. For the years ended December 31, 2015, 2014 and 2013, the Company earned $2.4 million, $2.3 million and $2.1 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $27.8 million, $28.2 million and $29.1 million for the years ended December 31, 2015, 2014 and 2013, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2015, 2014 and 2013, the Company paid cash dividends of $25.0 million, $24.0 million and $25.0 million, respectively, to RiverSource Life. Advance notification was provided to the New York Department prior to all dividend payments. See Note 13 for additional information.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2015 and 2014, the Company had an amount due from Ameriprise Financial for federal income taxes of $19.4 million and $34.7 million, respectively.

13.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends and those dividends exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $60.6 million, $52.8 million and $111.4 million for the years ended December 31, 2015, 2014 and 2013, respectively.

At December 31, 2015 and 2014, bonds carried at $256 thousand and $273 thousand, respectively, were on deposit with the State of New York as required by law.

RiverSource Life Insurance Co. of New York

Reconciliations of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2015	2014	2013

Net income, per accompanying GAAP financial statements	$49,563	$52,209	$54,389
Capitalization/amortization of DAC, net (GAAP item)	(3,964)	(5,398)	(11,097)
Capitalization/amortization of DSIC, net (GAAP item)	2,074	1,878	679
Change in deferred income taxes(1)(2)	651	13,346	1,140
Current income tax expense(1)	—	798	324
Change in future policy benefits(1)	7,235	26,848	(29,614)
Change in separate account liability adjustment (SAP item)	(7,744)	(1,848)	4,368
Derivatives(1)(2)	(1,168)	(45,588)	68,116
Other, net	2,264	385	2,136
Net income (loss), SAP basis(3)	$48,911	$42,630	$90,441

(1)	Represents valuation differences between GAAP and SAP.
(2)	Represents amounts which are recorded directly to surplus for statutory reporting purposes.
(3)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2015	2014

Shareholder’s equity, per accompanying GAAP financial statements	$419,143	$421,248
DAC (GAAP item)	(160,600)	(150,763)
Net unrealized gains and losses on Available-for-Sale investments (GAAP item)	(64,056)	(134,235)
DSIC (GAAP item)	(15,973)	(16,970)
Future policy benefits(1)	(9,989)	5,410
Deferred income taxes, net(1)	34,621	48,259
Separate account liability adjustment (SAP item)	149,490	157,234
Non-admitted assets (SAP item)	(17,173)	(13,125)
Asset valuation reserve (SAP item)	(7,008)	(14,324)
Interest maintenance reserve (SAP item)	(5,258)	(6,718)
Other, net	2,316	1,616
Capital and surplus, SAP basis(2)	$325,513	$297,632

(1)	Represents valuation differences between GAAP and SAP.
(2)	Includes unassigned surplus of $216.6 million and $188.7 million at December 31, 2015 and 2014, respectively.

14.   OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2015
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$76,433	$—	$76,433	$(48,560)	$(11,312)	$(15,733)	$828
OTC cleared	32,493	—	32,493	(17,801)	(14,348)	—	344
Exchange-traded	2,574	—	2,574	(48)	—	—	2,526
Total derivatives	$111,500	$—	$111,500	$(66,409)	$(25,660)	$(15,733)	$3,698

RiverSource Life Insurance Co. of New York

	December 31, 2014
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$92,522	$—	$92,522	$(59,450)	$(3,413)	$(24,449)	$5,210
OTC cleared	17,523	—	17,523	(10,563)	(6,960)	—	—
Exchange-traded	3,882	—	3,882	—	—	—	3,882
Total derivatives	$113,927	$—	$113,927	$(70,013)	$(10,373)	$(24,449)	$9,092

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2015
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$66,299	$—	$66,299	$(48,560)	$—	$(17,739)	$—
OTC cleared	17,801	—	17,801	(17,801)	—	—	—
Exchange-traded	48	—	48	(48)	—	—	—
Total derivatives	$84,148	$—	$84,148	$(66,409)	$—	$(17,739)	$—

	December 31, 2014
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$68,423	$—	$68,423	$(59,450)	$—	$(8,973)	$—
OTC cleared	10,563	—	10,563	(10,563)	—	—	—
Total derivatives	$78,986	$—	$78,986	$(70,013)	$—	$(8,973)	$—

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amounts of assets or liabilities presented in the Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, the Company may be required to post additional collateral.

The Company’s freestanding derivative instruments are reflected in other assets and other liabilities. See Note 15 for additional disclosures related to the Company’s derivative instruments.

15.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 14 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
(in thousands)	Notional	Assets(1)	Liabilities(2)	Notional	Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$1,945,376	$63,484	$19,306	$1,532,563	$58,855	$13,836
Equity contracts	2,523,973	45,519	64,451	2,275,269	53,835	64,979
Foreign exchange contracts	115,829	2,497	391	86,272	1,237	171
Total non-designated hedges	4,585,178	111,500	84,148	3,894,104	113,927	78,986
Embedded derivatives
GMWB and GMAB(3)	N/A	—	40,343	N/A	—	19,338
IUL	N/A	—	14,287	N/A	—	9,754
Total embedded derivatives	N/A	—	54,630	N/A	—	29,092
Total derivatives	$4,585,178	$111,500	$138,778	$3,894,104	$113,927	$108,078

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives at December 31, 2015 included $50.4 million of individual contracts in a liability position and $10.1 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives at December 31, 2014 included $34.6 million of individual contracts in a liability position and $15.3 million of individual contracts in an asset position.

See Note 11 for additional information regarding the Company’s fair value measurement of derivative instruments.

At December 31, 2015 and 2014, investment securities with a fair value of $16.8 million and $26.2 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $8.6 million and $18.8 million, respectively, may be sold, pledged or rehypothecated by the Company. At December 31, 2015 and 2014, the Company had not sold, pledged, or rehypothecated any securities that were accepted as collateral. In addition, at December 31, 2015 and 2014, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2015
Interest rate contracts	$—	$12,589
Equity contracts	(377)	(18,031)
Foreign exchange contracts	—	3,123
GMWB and GMAB embedded derivatives	—	(21,005)
IUL embedded derivatives	(138)	—
Total loss	(515)	(23,324)
Year Ended December 31, 2014
Interest rate contracts	—	61,137
Equity contracts	595	(22,958)
Foreign exchange contracts	—	2,200
GMWB and GMAB embedded derivatives	—	(57,965)
IUL embedded derivatives	(1,252)	—
Total loss	(657)	(17,586)
Year Ended December 31, 2013
Interest rate contracts	—	(40,944)
Equity contracts	299	(49,169)
Foreign exchange contracts	—	1,247
GMWB and GMAB embedded derivatives	—	78,292
IUL embedded derivatives	(411)	—
Total loss	$(112)	$(10,574)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions and interest rate swaps.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options:

(in thousands)	Premiums Payable	Premiums Receivable
2016	$12,651	$8,652
2017	9,877	—
2018	8,574	5,241
2019	17,410	—
2020	8,470	—
2021-2025	19,235	—
Total	$76,217	$13,893

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. See Note 14 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. At December 31, 2015 and 2014, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $17.7 million and $9.0 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2015 and 2014 was $17.7 million and $9.0 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position at both December 31, 2015 and 2014 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil.

16.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized securities gains (losses) in other comprehensive income (loss) and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2013			$88,744
Net unrealized securities gains (losses):
Net unrealized securities losses arising during the period(1)	$(97,748)	$34,212	(63,536)
Reclassification of net securities gains included in net income(2)	(1,135)	397	(738)
Impact of other adjustments	29,090	(10,181)	18,909
Total other comprehensive loss	(69,793)	24,428	(45,365)
Balance of AOCI at December 31, 2013			43,379 (3)
Net unrealized securities gains (losses):
Net unrealized securities gains arising during the period(1)	32,568	(11,398)	21,170
Reclassification of net securities gains included in net income(2)	(2,024)	708	(1,316)
Impact of other adjustments	(11,813)	4,134	(7,679)
Total other comprehensive income	18,731	(6,556)	12,175
Balance of AOCI at December 31, 2014			55,554 (3)
Net unrealized securities gains (losses):
Net unrealized securities losses arising during the period(1)	(70,661)	24,731	(45,930)
Reclassification of net securities losses included in net income(2)	482	(169)	313
Impact of other adjustments	29,137	(10,197)	18,940
Total other comprehensive loss	$(41,042)	$14,365	(26,677)
Balance of AOCI at December 31, 2015			$28,877 (3)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes $293 thousand, $94 thousand and $157 thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2015, 2014 and 2013, respectively.

17.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2015	2014	2013
Current income tax
Federal	$17,686	$2,086	$20,332
State	135	9	318
Total current income tax	17,821	2,095	20,650
Deferred federal income tax	(3,557)	13,346	1,140
Total income tax provision	$14,264	$15,441	$21,790

In December 2014, the Company received Internal Revenue Service (“IRS”) approval for a change in accounting method related to variable annuity hedging. Accordingly, the Company began using the approved method of accounting in the fourth quarter of 2014. The change to the approved method increased deferred tax expense and current tax receivables with a corresponding decrease to current tax expense and deferred tax assets of approximately $15.0 million in 2014.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

	Years Ended December 31,
	2015	2014	2013
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividends received deduction	(11.6)	(10.6)	(7.2)
Other	(1.1)	(1.6)	0.8
Income tax provision	22.3%	22.8%	28.6%

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction.

RiverSource Life Insurance Co. of New York

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2015	2014
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$66,410	$73,812
Other	89	3,044
Gross deferred income tax assets	66,499	76,856
Deferred income tax liabilities
Deferred acquisition costs	41,699	36,915
Net unrealized gains on Available-for Sale securities	15,549	29,914
Investment related	6	18,148
DSIC	5,911	5,939
Other	130	657
Gross deferred income tax liabilities	63,295	91,573
Net deferred income tax assets (liabilities)	$3,204	$(14,717)

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2015 and 2014.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(in thousands)	2015	2014	2013
Balance at January 1	$7,249	$7,562	$4,210
Additions based on tax positions related to the current year	410	524	625
Additions for tax positions of prior years	2,026	59	2,727
Reductions for tax positions of prior years	(5,360)	(896)	—
Balance at December 31	$4,325	$7,249	$7,562

If recognized, approximately $117 thousand, $67 thousand and $904 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2015, 2014 and 2013, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. It is estimated that the total amount of gross unrecognized tax benefits may decrease by approximately $4.2 million in the next 12 months primarily due to resolution of IRS examinations.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net increase of $216 thousand, $119 thousand and $60 thousand in interest and penalties for the years ended December 31, 2015, 2014 and 2013, respectively. At December 31, 2015 and 2014, the Company had a payable of $2.6 million and $2.4 million, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The IRS has completed its field examination of the 1997 through 2011 tax returns. However, for federal income tax purposes, tax years 1997 through 2006, 2008 and 2009, remain open for certain unagreed-upon issues. The IRS is currently auditing the Company’s U.S. income tax returns for 2012 and 2013. The Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 1997 through 2012 and remain open for all years after 2012.

18.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

At December 31, 2015 and 2014, the Company’s funding commitments for commercial mortgage loan commitments was $2.1 million and $1.5 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2015, these guarantees range up to 5.0%.

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

RiverSource Life Insurance Co. of New York

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset associated with Executive Life Insurance Company of New York (“ELNY”). At both December 31, 2015 and 2014, the estimated liability was $1.1 million and the related premium tax asset was $893 thousand. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

1-800-541-2251

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Co. of New York, Albany, New York.

Affiliated with Ameriprise Financial Services, Inc.

© 2008-2016 RiverSource Life Insurance Company. All rights reserved.

45066 CA (5/16)